UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2004 (December 9, 2004)

US Dataworks, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-15835	84-1290152

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5301 Hollister Road, Suite 250
Houston, TX	77040

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 934-3855

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On December 9, 2004, US Dataworks, Inc. (the “Company”) executed a First Amendment to Amended Warrants Agreement. The Amendment eliminates the requirement that one Series A Warrant must be exercised for each Series B Warrant exercised at the adjusted exercise price of $0.90. The holders of the Series A Warrants and the Series B Warrants may exercise all or any part of their Warrants at the adjusted exercise price of $0.90 during the exercise period set forth in the Amended Warrants Agreement (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on December 8, 2004).

     A copy of the First Amendment to Amended Warrants Agreement is attached as Exhibits 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	First Amendment to US Dataworks, Inc. Amended Warrants Agreement

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date December 13, 2004	/s/ John S. Reiland
John S. Reiland
Chief Financial Officer

EXHIBIT INDEX

99.1	First Amendment to US Dataworks, Inc. Amended Warrants Agreement